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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 10, 2014 (November 4, 2014)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 4, 2014, the Board of Directors of Realogy Holdings Corp. (the “Company”) approved an amendment to its Corporate Governance Guidelines (the “Guidelines”) to expand the duties of its Presiding Director and to rename that position as “Lead Independent Director.” Under the amended Guidelines, the Lead Independent Director’s duties have been expanded to include his or her ability to call meetings of the independent or non-management directors as well as special meetings of the Board. Michael J. Williams, formerly the Presiding Director, continues as the Lead Independent Director.
As amended, the Guidelines set forth the following duties of the Lead Independent Director:

•	leading the executive sessions of the independent and non-management directors;

•
serving as a liaison between the Chief Executive Officer and members of the Board including providing feedback from the independent and non-management directors to the Chief Executive Officer following each Board meeting;

•	coordinating with the independent and non-management directors between meetings and assisting in preparing Board meeting agendas and schedules; and

•	calling meetings of the independent or non-management directors as well as special meetings of the Board.
On November 4, 2014, the Board of Directors of the Company approved a conforming amendment to the Third Amended and Restated Bylaws of the Company, by amending the first sentence of Section 3.4 to provide that special meetings of the Board of Directors may be called by the Chairman of the Board, the Lead Independent Director or a majority of the Board of Directors then in office. The foregoing summary is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, as amended, a copy of which is attached as Exhibit 3.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of the Company, as amended, effective November 4, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ ANTHONY E. HULL
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: November 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ ANTHONY E. HULL
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: November 10, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Third Amended and Restated Bylaws of the Company, as amended, effective November 4, 2014.